    As filed with the Securities and Exchange Commission on April 15, 1999.

                                   __________


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  March 31, 1999


                       CORRECTIONAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                                0-23038                  11-3182580
(State or other jurisdiction of               (Commission File           (I.R.S. Employer
 incorporation or organization)                    Number)             Identification No.)

          1819 Main Street
             Suite 1000
          Sarasota, Florida                                                    34326
(Address of principal executive offices)                                     (Zip Code)


       Registrant's telephone number, including area code: (941) 953-9199


                                 Not Applicable
         (Former name or former address, if changed since last report)



                            Exhibit Index on Page 7

Item 2.  Acquisition Or Disposition Of Assets

        Effective March 31, 1999, Correctional Services Corporation, a Delaware corporation ("CSC"), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of September 23, 1998, as amended (the "Merger Agreement"), by and among CSC, Palm Merger Corp., a Maryland corporation and a wholly-owned subsidiary of CSC ("Sub"), and Youth Services International, Inc. ("YSI"). The Merger Agreement and the transactions contemplated thereby were approved and adopted by the stockholders of YSI and CSC at special meetings held on March 30, 1999.

        Pursuant to the terms of the Merger Agreement, Sub was merged with and into YSI (the "Merger"), with YSI surviving the Merger as a wholly-owned subsidiary of CSC. In the Merger, each issued and outstanding share of YSI common stock, $.01 par value per share ("YSI Common Stock"), was converted into the right to receive .275 of a share of CSC common stock, $.01 par value per share ("CSC Common Stock"). Approximately 3,114,614 shares of CSC Common Stock are issuable to the holders of YSI's Common Stock pursuant to the Merger.

        As a result of the Merger, the YSI Common Stock, which prior to the Merger traded on the Nasdaq National Market ("NMS") under the symbol "YSII," is no longer traded on the NMS or on any other securities exchange or market. CSC Common Stock continues to be traded on the NMS under the symbol "CSCQ." The CSC Common Stock to be issued to YSI's stockholders will be deemed registered under
Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 12g-3(c) of the Securities and Exchange Commission (the "Commission").

        As a result of the Merger, CSC acquired assets including juvenile rehabilitative facilities previously owned by YSI and ownership of the name "Youth Services International" and derivatives thereof. For additional information concerning the Merger and the business and operations of CSC following the Merger, please see the Joint Proxy Statement/Prospectus dated March 4, 1999 included in CSC's Registration Statement on Form S-4 declared effective on March 4, 1999 (Registration No. 333-72003) (the "Registration Statement").

        In connection with the Merger, CSC assumed (i) YSI's Stock Option Plan,
(ii) YSI's 1995 Employee Stock Option Plan, (iii) YSI's 1995 Director Stock Option Plan, (iv) YSI's 1996 Employee Stock Option Plan, (v) YSI's 1998 Director Stock Option Plan, and (vi) Amendment No. 1 to and Restated YSI's 1997 Employee Stock Option Plan, (collectively, the "Stock Option Plans"). Each option issued under a Stock Option Plan, whether vested or unvested, is deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Stock Option Plan, that number of shares of CSC Common Stock equal to that number of shares of YSI Common Stock subject to the option immediately prior to the Merger multiplied by the exchange ratio of .275, at a price per share equal to the exercise price for each such share of YSI Common Stock subject to the option divided by the exchange ratio. As of March 4, 1999, options to purchase approximately 892,937 shares of YSI Common Stock were outstanding under the Stock Option Plans at an average exercise price of $12.50 per share. As a result of the Merger, such options became options to acquire up to 245,558 shares of CSC Common Stock at an average exercise price of $45.45 per share.

        In connection with the Merger, CSC assumed all outstanding YSI warrants. Upon completion of the Merger, each share subject to issuance under outstanding YSI warrants, without any action on the part of the holder, was assumed by CSC and converted into a warrant to acquire, upon the same terms and conditions that were applicable to the warrant immediately prior to the Merger, that number of shares of CSC Common Stock equal to the number of shares of YSI Common Stock subject to such warrant immediately prior to the Merger multiplied by the exchange ratio, at a price per share equal to the exercise price for each such share of YSI Common Stock subject to the warrant divided by the exchange ratio. As of March 4, 1999, warrants to purchase approximately 28,857 shares of YSI Common Stock were outstanding at an exercise price of $3.233 per share. As a result of the Merger, these warrants were converted into warrants to acquire 7,936 shares of CSC Common Stock at an exercise price of $11.76 per share.

        YSI issued approximately $32.2 million of 7% Convertible Subordinated Debentures (the "Debentures"). Prior to the Merger, the Debentures were convertible into YSI Common Stock at the rate of one share for each $12.47 of principal. Each Debenture holder has the right to require the redemption of such Debenture in whole but not in part, for a cash amount equal to 100% of the principal amount of the Debenture plus accrued interest, upon the occurrence of certain designated events. One designated event is the consummation of a purchase, merger, acquisition, transfer or transaction or series of transactions involving a change of control, as defined in the Debenture documents. CSC believes that the Merger constitutes a designated event referred to in the documents defining the rights of the Debenture holders. Accordingly, CSC is obligated to give notice of the designated event to the Debenture holders within 30 days after the effective time of the Merger, stating the redemption price, the date fixed for redemption and the place of payment of the Debentures.
Except as otherwise agreed to by a Debenture holder, the redemption date is required to be a date between 30 and 60 days after the notice of occurrence of a designated event is given. Debenture holders retain the right to convert the Debentures prior to the date fixed for redemption. After giving effect to the Merger, the Debentures are convertible into CSC Common Stock at the rate of one share for each $45.35 of principal.

        In November 1998, YSI obtained agreements from six holders of Debentures, holding approximately $30.5 million of the outstanding principal of the Debentures in the aggregate, by which the holders agreed not to redeem their Debentures on the redemption date, and YSI agreed to repurchase the Debentures, at par, on the first anniversary of the closing date of the Merger. Each of those holders agreed that from the date of such agreement until the date of redemption of such holder's Debenture, it would not sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Debenture, unless the transferee agrees to be bound by such agreement. The remaining Debenture holders, who hold an aggregate of approximately $1.7 million of Debentures will be entitled to require YSI to redeem the Debentures, for a cash amount equal to 100% of the principal amount plus accrued interest as described above, on the redemption date.

        On March 31, 1999, in connection with the Merger, CSC executed (a) an Amendment to the Indenture, dated as of October 15, 1996, between YSI and The Chase Manhattan Bank, as Trustee, acknowledging CSC's obligation to issue CSC Common Stock to the holders of the Debentures not electing redemption of their Debentures on the Holder Redemption Date (as defined therein) and (b) an Amendment to the Fiscal and Paying Agency Agreement dated as of January 29, 1996, between YSI and The Chase Manhattan Bank, as Fiscal Agent, acknowledging CSC's obligation to issue CSC Common Stock to the holders of the Debentures not electing redemption of their Debentures on the Holder Redemption Date (as defined therein).

        Pursuant to the Merger Agreement, Bobbie L. Huskey, formerly a director of YSI, became a director of CSC upon completion of the Merger.

        A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.

Item 5.   Other Events

        A description of the CSC Common Stock is set forth under the caption "Description of CSC Common Stock Following the Merger" in the Registration Statement which is incorporated herein by reference.

        On March 31, 1999 the CSC finalized a second amendment to its credit agreement with a syndicate of banks led by Nationsbank N.A. Under the amendment, the CSC received, among other items, the consent to merge with YSI. The banks also agreed to modify certain financial covenants to give effect to the merger, the merger-related costs and the adoption of SOP98-5 and waived any default arising from the merger. In addition, the termination date of the $17.5 million temporary increase in the CSC's credit facility was extended to June 15, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits

        (a) Financial Statements of Businesses Acquired. The consolidated financial statements of YSI and its subsidiaries as at December 31, 1998 and 1997 and for the three years ended December 31, 1998 will be filed as an Amendment to this Current Report on Form 8-K within approximately one week from the date of the filing of this Current Report.

        (b) Pro Forma Financial Information. The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed as an Amendment to this Current Report on Form 8-K within approximately one week from the date of the filing of this Current Report.

        (c) Exhibits. The following exhibits are filed herewith or incorporated by reference hereto:

No.                                         DESCRIPTION
---                                         -----------
  2.1          Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm
               Merger Corp.1
  2.2          First Amendment, dated as of January 12, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.2
  2.3          Second Amendment, dated as of March 2, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.3
  4.1          Form of YSI's 7% Convertible Subordinated Debentures Due February 1, 2006.4
  4.2          Fiscal and Paying Agency Agreement, dated January 29, 1996, by and among YSI, The Chase
               Manhattan Bank, N.A., New York, The Chase Manhattan Bank, N.A., London and Chase
               Manhattan Bank Luxembourg S.A.5
4.2.1          Amendment to Fiscal and Paying Agency Agreement, dated March 31, 1999, by and among YSI,
               The Chase Manhattan Bank, N.A., New York, The Chase Manhattan Bank, N.A., London and
               Chase Manhattan Bank Luxembourg S.A.*


  4.3          Indenture, dated October 15, 1996, by and between YSI and The Chase Manhattan Bank, N.A., as trustee.6
4.3.1          Amendment to Indenture, dated March 31, 1999, by and between YSI and The Chase Manhattan
               Bank, as trustee.*
  4.4          Form of letter agreement executed by certain Debenture holders agreeing to receive proceeds from redemption of their Debentures one year following the effective date of the
               Merger together with form of guaranty from CSC.7
   99          Press release announcing the completion of the Merger dated April 1, 1999.*

-------------------------------
* To Be Filed By Amendment.

1 Incorporated by reference to Exhibit 2.1 to CSC's Current Report on Form 8-K, filed with the SEC on September 25, 1998.
2 Incorporated by reference to Exhibit 2.1 to CSC's Current Report on Form 8-K, filed with the SEC on January 21, 1999.
3 Incorporated by reference to Exhibit 2.3 to CSC's Current Report on Form 8-K, filed with the SEC on March 3, 1999.
4 Incorporated by reference to Exhibit 4.7 to CSC's Registration Statement on Form S-4 (Registration No. 333-72003).
5 Incorporated by reference to Exhibit 4.8 to CSC's Registration Statement on Form S-4 (Registration No. 333-72003).
6 Incorporated by reference to Exhibit 4.9 to CSC's Registration Statement on Form S-4 (Registration No. 333-72003)
7 Incorporated by reference to Exhibit 4.10 to CSC's Registration Statement on Form S-4 (Registration No. 333-72003).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 1999


                                        CORRECTIONAL SERVICES CORPORATION

                              By:     /s/ James F. Slattery
                                    -----------------------------------------
                                      James F. Slattery
                                      Chairman of the Board, Chief Executive
                                      Officer and President

                                 EXHIBIT INDEX

   2.1 Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.1
   2.2 First Amendment, dated as of January 12, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.2
   2.3 Second Amendment, dated as of March 2, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.3
   4.1  Form of YSI's 7% Convertible Subordinated Debentures Due February 1,
        2006.4
   4.2 Fiscal and Paying Agency Agreement, dated January 29, 1996, by and among YSI, The Chase Manhattan Bank, N.A., New York, The Chase Manhattan Bank, N.A., London and Chase Manhattan Bank Luxembourg S.A.5
 4.2.1 Amendment to Fiscal and Paying Agency Agreement, dated March 31, 1999, by and among YSI, The Chase Manhattan Bank, N.A., New York, The Chase Manhattan Bank, N.A., London and Chase Manhattan Bank Luxembourg S.A.*
   4.3 Indenture, dated October 15, 1996, by and between YSI and The Chase Manhattan Bank, N.A., as trustee.6
 4.3.1 Amendment to Indenture, dated March 31, 1999, by and between YSI and The Chase Manhattan Bank, as trustee.*
   4.4 Form of letter agreement executed by certain Debenture holders agreeing to receive proceeds from redemption of their Debentures one year following the effective date of the Merger together with form of guaranty from CSC.7
    99 Press release announcing the completion of the Merger dated April 1, 1999.*

-------------------------------
* To Be Filed By Amendment.

1 Incorporated by reference to Exhibit 2.1 to CSC's Current Report on Form 8-K, filed with the SEC on September 25, 1998.
2 Incorporated by reference to Exhibit 2.1 to CSC's Current Report on Form 8-K, filed with the SEC on January 21, 1999.
3 Incorporated by reference to Exhibit 2.3 to CSC's Current Report on Form 8-K, filed with the SEC on March 3, 1999.
4 Incorporated by reference to Exhibit 4.7 to CSC's Registration Statement on Form S-4 (Registration No. 333-72003).
5 Incorporated by reference to Exhibit 4.8 to CSC's Registration Statement on Form S-4 (Registration No. 333-72003).
6 Incorporated by reference to Exhibit 4.9 to CSC's Registration Statement on Form S-4 (Registration No. 333-72003)
7 Incorporated by reference to Exhibit 4.10 to CSC's Registration Statement on Form S-4 (Registration No. 333-72003).